Exhibit 99.1

Creation of Informa TechTarget, the B2B Growth Accelerator for the Technology Sector

Informa TechTarget brings together market-shaping insights and expertise, audience scale, unique intent data, specialist content, and leading end-to-end go-to-market services for B2B technology vendors

NEWTON, Massachusetts – December 2, 2024 – The creation of Informa TechTarget was today confirmed, following the successful completion of the combination of TechTarget, the global leader in purchase intent-driven services, with Informa Tech’s digital businesses –part of Informa PLC (LSE: INF.L), a FTSE-50 UK Group with a leading position in international B2B events, B2B digital services and academic knowledge. Informa TechTarget aspires to be the leading B2B growth accelerator for the technology industry, delivering services that help companies move faster to market and faster to revenue. Trading of the new company’s common stock will commence on December 3, 2024 on the Nasdaq Global Select Market under the ticker symbol “TTGT”.

Informa TechTarget now employs more than 2,000 people and serves 7,500 customers worldwide and sits at the growing intersection of two exciting markets – tech and B2B marketing – estimated to be a $20 billion annual market opportunity. The new company will offer technology vendors powerful solutions built on the back of its unique B2B audiences, permissioned intent data, specialist insights and expertise, helping them reach, engage and influence technology buyers and driving exceptional outcomes across the entire go-to-market:

•	Intelligence and advice from 750+ editors, journalists, and expert industry analysts that guide and influence strategies at market, product, and go-to-market levels.

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Branded content with superior reach for building awareness and thought leadership through its publishing network of over 220 digital editorial brands, alongside full-service content studios that connect buyers and sellers to engage and prompt action.

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An audience of 50 million B2B Tech and Line of Business (LOB) professionals worldwide, delivering powerful permissioned intent data for actionable targeting and demand generation solutions that build client pipelines and accelerate revenue.

Gary Nugent, former CEO of Informa Tech, will serve as the new CEO.

“Following the definitive agreement between TechTarget and Informa earlier this year, we are delighted to combine our strengths as Informa TechTarget.” said Gary Nugent, CEO Informa TechTarget. “Our business serves an attractive, dynamic growth market, underpinned by increasing demand for B2B solutions built upon permission-based audiences and first-party data. Informa TechTarget has a unique set of assets, brands and talents that address the go-to-market challenges of today’s B2B technology vendors across their product lifecycle, from R&D to ROI, helping to accelerate time to market and to revenue while delivering long-term value to our shareholders.”

Informa PLC has contributed $350 million of cash and the Informa Tech Digital Businesses in exchange for an approximately 57% equity stake in the new company. The $350 million of cash, or approximately $11.70 per outstanding TechTarget share, will be paid to existing TechTarget shareholders, who also retain an approximately 43% equity stake in the new company.

To learn more about Informa TechTarget, click here.

About Informa TechTarget

TechTarget, Inc. (Nasdaq: TTGT), which also refers to itself as Informa TechTarget,

informs, influences and connects the world’s technology buyers and sellers, helping accelerate growth from R&D to ROI.

With a vast reach of over 220 highly targeted technology-specific websites and over 50 million permissioned first-party audience members, Informa TechTarget has a unique understanding of and insight into the technology market.

Underpinned by those audiences and their data, we offer expert-led, data-driven, and digitally enabled services that have the potential to deliver significant impact and measurable outcomes to our clients:

•	Trusted information that shapes the industry and informs investment

•	Intelligence and advice that guides and influences strategy

•	Advertising that grows reputation and establishes thought leadership

•	Custom content that engages and prompts action

•	Intent and demand generation that more precisely targets and converts

Informa TechTarget is headquartered in Boston, MA and has offices in 19 global locations. For more information, visit informatechtarget.com and follow us on LinkedIn.

© 2024 TechTarget, Inc. All rights reserved. All trademarks are the property of their respective owners.

Contacts

Media Inquiries

Kate Russell

Brands2Life on behalf of Informa TechTarget

informatechtargetUS@brands2life.com

Investor Inquiries

Daniel Noreck

Chief Financial Officer

TechTarget, Inc.

dnoreck@techtarget.com

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected benefits of the transactions, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of TechTarget, Inc. (the “Company”); legal, economic, and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” or the negatives of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Important factors that could cause actual results to differ materially from such plans, estimates, or expectations include, among others: unexpected costs, charges, or expenses resulting from the Transactions; uncertainty regarding the expected financial performance of the Company; failure to realize the anticipated benefits of the Transactions, including as a result of integrating the Informa Tech Digital Businesses with the business of TechTarget; the ability of the Company to implement its business strategy; difficulties and delays in the Company achieving revenue and cost synergies; evolving legal, regulatory, and tax regimes; changes in economic, financial, political, and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade, and policy changes associated with the current or subsequent U.S. administrations; the Company’s ability to meet expectations regarding the accounting and tax treatments of the Transactions; market acceptance of the Company’s products and services; the impact of pandemics and future health epidemics and any related economic downturns on the Company and the markets in which it and its customers operate; changes in economic or regulatory conditions or other trends affecting the internet, internet advertising and IT industries; data privacy and artificial intelligence laws, rules, and regulations; the impact of foreign currency exchange rates; certain macroeconomic factors facing the global economy, including instability in the regional banking sector, disruptions in the capital markets, economic sanctions and economic slowdowns or recessions, rising inflation and interest rate fluctuations on the operating results of the Company; and other matters included in Risk Factors of the Company’s definitive proxy statement/prospectus filed by the Company pursuant to Rule 424(b)(3) on October 25, 2024 relating to the registration statement on Form S-4 (File No. 333-280529) initially filed with the United States Securities and Exchange Commission (the “SEC”) on June 27, 2024, and declared effective by the SEC on October 25, 2024 and other documents filed by the Company from time to time with the SEC. This summary of risks and uncertainties should not be considered to be a complete statement of all potential risks and uncertainties that may affect the Company. Other factors may affect the accuracy and reliability of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes. Actual performance and outcomes, including, without limitation, the Company’s actual results of operations, financial condition and liquidity, may differ materially from those made in or suggested by the forward-looking statements contained in this press release.

Any forward-looking statements speak only as of the date of this press release. None of the Company, its affiliates, advisors or representatives, undertake any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.